UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 5, 2011
Date of Report (Date of earliest event reported)

Kratos Defense & Security Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-27231	13-3818604
(Commission File Number)	(IRS Employer Identification No.)

4820 Eastgate Mall, San Diego, CA	92121
(address of principal executive offices)	(Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On May 5, 2011, Kratos Defense & Security Solutions, Inc. (the “Company”) issued a press release regarding the Company’s financial results for the first quarter of 2011.  The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.  Exhibits.

Exhibit No.	Description
99.1	May 5, 2011 Press Release by Kratos Defense & Security Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

Date: May 5, 2011	By:	/s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	May 5, 2011 Press Release by Kratos Defense & Security Solutions, Inc.

Exhibit 99.1
FOR IMMEDIATE RELEASE	Press Contact: Yolanda White 858-812-7302 Investor Information: 877-934-4687 investor@kratosdefense.com

KRATOS DEFENSE & SECURITY SOLUTIONS ANNOUNCES FIRST QUARTER FINANCIAL RESULTS

·	First Quarter Revenues of $122.8 Million, up year-over-year from $68.7 Million
·	Adjusted First Quarter EBITDA of $12.6 Million, or 10.3%, up year-over-year from $5.9 Million, or 8.6%, in the First Quarter of 2010
·	Reaffirms Pro Forma Full Year 2011 Guidance of $750-$760 Million in Revenues and $102 - $105 Million in EBITDA

SAN DIEGO, CA, May 5, 2011 – Kratos Defense & Security Solutions, Inc. (NASDAQ: KTOS), a leading National Security Solutions provider, today reported first quarter 2011 revenues of $122.8 million, up from first quarter 2010 revenues of $68.7 million, and Adjusted EBITDA of $12.6 million, or 10.3% of revenues, up year-over-year from $5.9 million, or 8.6% of revenues, from the first quarter of 2010.  Kratos' Government Solutions business generated first quarter 2011 revenues of $97.4 million and an Adjusted EBITDA margin of 11.0%, and Kratos' Public Safety and Security business generated first quarter 2011 revenues of $25.4 million and an Adjusted EBITDA margin of 7.5%.  Adjusted EBITDA reflects earnings before interest, taxes, depreciation, and amortization, and excludes the loss from discontinued operations, income related to SWAP instruments, and acquisition related and stock compensation expenses.  The first quarter results reflect the contributions from the companies acquired in 2010, as well as continued organic growth in Kratos' Public Safety and Security businesses.

Eric DeMarco, President and Chief Executive Officer, said, “We are particularly pleased with the first quarter's financial performance, especially in light of the delays in anticipated contract awards and delays in funding of many new programs resulting from the prolonged continuing resolution.  With the just recently approved federal fiscal year 2011 budget, we are now starting to see some of the contract opportunities that we had previously expected in the fourth quarter of 2010 and the first quarter of 2011 be awarded, and funding on certain contracts starting to be received.”  Mr. DeMarco continued, "Additionally, we are also seeing significant new bookings, particularly in our products businesses, and we expect revenues to begin ramping up in Kratos’ second quarter and accelerating into the second half of 2011. We are also extremely excited about the Herley acquisition, which was completed in the second quarter, and the established electronic attack and electronic warfare platforms on which Kratos now provides important product and technology offerings."

Kratos' contractual and operational highlights during the first quarter included:
·
Kratos supported a critical Aegis Ballistic Missile Defense Test that was part of the Atlantic Trident 2011 in which the Company's Ballistic Missile Defense ("BMD") targets were used as part of the first live sea-based AEGIS BMD test on the East Coast.

·	Kratos provided targets and related launch services for certain other successful Ballistic Missile Defense tests.
·
Kratos’ team was selected to continue Program Executive Office for Integrated Warfare Systems Support work, providing  specialized support to a number of important Navy programs and initiatives, including ongoing combat systems deployment.  The total potential value to the team, which is one base year, plus four option years, is $200 million.

·
Kratos received new contracts totaling $23 million for unmanned systems, command and control and war fighter support related products from certain Department of Defense and National Security related customers.

·
Kratos' team was awarded a multi-year contract to provide Command, Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance (C4ISR) services for a National Security customer under an IDIQ contract pursuant to which the team can compete for task orders in excess of $750 million for installation, testing, evaluation and support of C4ISR-related equipment and systems.

·	Kratos continued upgrade and sustainment work on a number of weapons systems and related platforms, including missile systems and rotary aircraft platforms.
·
Kratos performed work or delivered critical products for or related to certain unmanned aerial vehicle platforms, intelligence, surveillance and reconnaissance platforms and command and control systems.

·
Kratos' Public Safety and Security Division received a multi-million dollar contract award to deploy mobile video surveillance and wireless infrastructure, including specialized day/night cameras, specialized listening devices and digital video recorders on a large Municipal Transit Authority transportation fleet.

·	Kratos expanded the use of NeuralStar and dopplerVUE for Network Situational Awareness for an unnamed National Defense and Intelligence Agency within the Department of Defense.
·
Kratos issued $285 million of additional Tack-on Notes for gross proceeds of $314 million, with an effective interest rate of 8.5%, net of an issuance premium of $20 million and accrued interest of $9 million.

·	Kratos raised $61 million of net proceeds from the offering of its common stock at a purchase price of $13.25 per share.

DeMarco concluded, “As we expect our bookings and contract awards to strengthen now that the continuing resolution is resolved, we remain comfortable in reaffirming our 2011 annual guidance of $750 to $760 million in revenues and $102 to $105 million in EBITDA, on a Full Year Pro Forma basis, as if we had acquired Herley at the beginning of 2011, or $700 to $710 million in revenues and $91 to $94 million in EBITDA from the late March Herley acquisition closing date."

Management will discuss the financial results in a conference call beginning at 1:30 p.m. Pacific (4:30 p.m. Eastern) today. Analysts and institutional investors may participate on the conference call by dialing 877-344-3935, referencing the call by ID number 59574330.  The general public may access the conference call by dialing (877) 331-4217 or on the day of the event by visiting www.kratosdefense.com for a simultaneous webcast. A replay of the webcast will be available on the Kratos web site approximately two hours after the conclusion of the conference call.

About Kratos Defense & Security Solutions
Kratos Defense & Security Solutions, Inc. (NASDAQ: KTOS) is a specialized National Security Technology business providing mission critical products, services and solutions for United States National Security priorities.  Kratos’ core capabilities are sophisticated engineering, manufacturing and system integration offerings for National Security platforms and programs. Kratos’ areas of expertise include C5ISR, unmanned systems, cyber warfare, cyber security, information assurance, critical infrastructure security and weapons systems sustainment.  Kratos has primarily an engineering and technical oriented work force of approximately 3,900, the majority of which hold an active National Security clearance, including Secret, Top Secret and higher.  The vast majority of Kratos’ work is performed on a military base, in a secure facility or at a critical infrastructure location.  Kratos’ primary end customers are United States Federal Government agencies, including the Department of Defense, classified agencies, intelligence agencies and Homeland Security related agencies.  News and information are available at www.KratosDefense.com.

Notice Regarding Forward-Looking Statements
This news release and filing contains certain forward-looking statements that involve risks and uncertainties, including, without limitation, expressed or implied statements concerning the Company’s expectations regarding financial performance, bid and proposal pipeline, performance of key contracts, and market developments. Such statements are only predictions, and the Company’s actual results may differ materially. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. Factors that may cause the Company’s results to differ include, but are not limited to: risks of adverse regulatory action or litigation; risks associated with debt leverage; risks that our cost cutting initiatives will not provide the anticipated benefits; risks that changes, cutbacks or delays in spending by the U.S. Department of Defense may occur, which could cause delays or cancellations of key government contracts; risks that changes may occur in Federal government (or other applicable) procurement laws, regulations, policies and budgets; risks of increases in the Federal government initiatives related to in-sourcing; risks related to our compliance with applicable contracting and procurement laws, regulations and standards; risks relating to contract performance; changes in the competitive environment (including as a result of bid protests); failure to successfully consummate acquisitions or integrate acquired operations and competition in the marketplace which could reduce revenues and profit margins; risks that potential future goodwill impairments will adversely affect our operating results; risks that anticipated tax benefits will not be realized in accordance with our expectations; risks that a change in ownership of our stock could cause further limitation to the future utilization of our net operating losses; and risks that the current economic environment will adversely impact our business. These and other risk factors are more fully discussed in the Company’s Annual Report on Form 10-K for the period ended December 26, 2010, and in subsequent reports on Forms 10-Q and 8-K and in other filings made with the Securities and Exchange Commission by the Company.

Note Regarding Use of Non-GAAP Financial Measures

Certain of the information set forth herein, including adjusted EBITDA, excluding losses from discontinued operations,  transaction and other acquisition costs, stock compensation expense and income from SWAP instruments, and the associated margin rates, are considered non-GAAP financial measures.  Kratos believes this information is useful to investors because it provides a basis for measuring the Company’s available capital resources, the operating performance of the Company’s business and the Company’s cash flow, excluding non-operational  items and non-cash items that would normally be included in the most directly comparable measures calculated and presented in accordance with GAAP.  The Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s operating performance and capital resources and cash flow.  Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies.

Kratos Defense & Security Solutions
Unaudited Condensed Consolidated Statements of Operations
(in millions, except per share data)

	Three Months Ended
	March 27,	March 28,
	2011	2010

Service revenues	$ 79.8	$ 64.6
Product sales	43.0	4.1
Total revenues	122.8	68.7
Cost of service revenue	60.3	49.9
Cost of product sales	35.1	3.5
Total costs	95.4	53.4
Gross profit services	19.5	14.7
Gross profit products	7.9	0.6

Gross profit	27.4	15.3

Selling, general and administrative expenses	15.5	9.4
Merger and acquisition expenses and other	5.8	-
Research and development expenses	0.6	0.6
Depreciation	0.7	0.4
Amortization of intangible assets	3.4	1.3
Operating income	1.4	3.6
Interest expense, net	(6.7)	(3.9)
Other income, net	0.3	0.2
Loss from continuing operations before income taxes	(5.0)	(0.1)
Provision (benefit) for income taxes	(1.2)	0.3
Loss from continuing operations	(3.8)	(0.4)
Income from discontinued operations, net of taxes	0.3	0.6
Net income (loss)	$ (3.5)	$ 0.2

Basic and diluted income (loss) per common share:
Loss from continuing operations	$ (0.18)	$ (0.02)
Income from discontinued operations, net of taxes	0.01	0.04
Net income (loss)	$ (0.17)	$ 0.02

Weighted average common shares outstanding
Basic	21.3	15.9
Diluted	21.3	15.9

Adjusted EBITDA (1)	$ 12.6	$ 5.9

Note: (1) Adjusted EBITDA is a non-GAAP measure defined as GAAP net income (loss) plus loss from discontinued
operations, interest expense, net other (income) related to SWAP instruments, income taxes, depreciation and amortization, stock compensation, amortization of intangible assets, and acquisition related expenses.

Adjusted EBITDA as calculated by us may be calculated differently than EBITDA for other companies. We have provided Adjusted
EBITDA because we believe it is a commonly used measure of financial performance in comparable companies and is provided to help investors evaluate companies on a consistent basis, as well as to enhance an understanding of our operating results. Adjusted
EBITDA should not be construed as either an alternative to net income or as an indicator of our operating performance or an alternative to cash flows as a measure of liquidity. Please refer to the following table that reconciles GAAP net income to Adjusted EBITDA:

Reconciliation of Net income (loss) to Adjusted EBITDA is as follows:

	Three Months Ended
	March 27,	March 28,
	2011	2010

Net income (loss)	$ (3.5)	$ 0.2
Income from discontinued operations	(0.3)	(0.6)
Merger and acquisition expenses and other	5.8	-
Interest expense, net	6.7	3.9
Other income related to SWAP instruments	(0.3)	(0.2)
Provision (benefit) for income taxes	(1.2)	0.3
Depreciation	1.4	0.6
Stock compensation	0.6	0.4
Amortization of intangible assets	3.4	1.3

Adjusted EBITDA	$ 12.6	$ 5.9

-more-

Kratos Defense & Security Solutions
Unaudited Segment Data
(in millions)

	Three Months Ended
	March 27,	March 28,
	2011	2010
Revenues:
Kratos Government Solutions	$ 97.4	$ 61.5
Public Safety & Security	25.4	7.2
Total revenues	$ 122.8	$ 68.7

Operating income from continuing operations:
Kratos Government Solutions	$ 6.6	$ 4.0
Public Safety & Security	1.2	-
Other activities	(6.4)	(0.4)
Total operating income from continuing operations	$ 1.4	$ 3.6

Note: Other activities in the three months ended March 27, 2011 include merger and acquisition and other expenses of $5.8 million.

Reconciliation of consolidated Adjusted EBITDA to Adjusted EBITDA by segment is as follows:

	Three Months Ended
	March 27,	March 28,
	2011	2010

PSS	$ 1.9	$ 0.2
% of revenue	7.5%	2.8%
KGS	10.7	5.7
% of revenue	11.0%	9.3%
Total	$ 12.6	$ 5.9
% of revenue	10.3%	8.6%

-end-